                                                                   EXHIBIT 10.32
VIA COURIER


July 9, 2002


Dr. Norrie Russell
60 Hillmont Place
Danville, CA  94526

Dear Norrie:

This letter sets forth the substance of the separation agreement (the "Agreement") which Lynx Therapeutics, Inc. (the "Company") is offering to aid in your employment transition.

        1. RESIGNATION. On or before the Effective Date of this Agreement (as defined in Section 14 herein), you will submit your resignation as Chief Executive Officer ("CEO"), resign your membership on the Company's Board of Director's ("Board"), and resign from any other offices or positions you may hold with the Company, and the Board will accept your resignation, effective as of May 31, 2002 (the "Separation Date"). You agree to submit your resignation in a letter (in the form attached hereto as Exhibit A) to Craig C. Taylor, Chairman of the Board.

        2. ACCRUED SALARY AND PAID TIME OFF. On the Separation Date, the Company paid you all accrued salary, and all accrued and unused vacation earned through the Separation Date, subject to standard payroll deductions and withholdings. You were entitled to those payments regardless of whether or not you sign this Agreement.

        3. SEVERANCE BENEFITS.

               (a) SEVERANCE PAYMENT. Although the Company has no policy or procedure requiring payment of any severance benefits, if you sign and do not revoke this Agreement, on or before the Effective Date the Company will pay you, as severance, Two Hundred Forty Six Thousand Six Hundred Sixty Five Dollars and no cents ($246,665.00), subject to standard payroll deductions and withholdings (the "Severance Payment").

               (b) PROCEEDS AND LOAN REPAYMENT. During your employment with the Company, you received a $250,000.00 housing loan (the "Loan") from the Company pursuant to that certain Promissory Note Secured by Deed of Trust, dated November 8, 1999 (the "Note"). A copy of the Note is attached hereto as Exhibit
C. Pursuant to the terms of the Note, you were obligated to repay the outstanding balance of the Loan in the amount of $144,794.99, plus interest (the "Loan Amount") immediately upon Separation Date.

As part of this Agreement, you have directed the Company to apply a portion of the net Severance Payment against the Loan Amount such that you will receive a cash distribution of the net Severance Payment in the amount of $60,000 and will apply the balance of the net Severance Payment against the Loan Amount as a payment thereunder. Accordingly, as of the Separation

Date, the Loan will have a remaining balance of $77,355.07. As further consideration for the promises and covenants contained herein, the Company has agreed to amend and restate the Note to inter alia incorporate the foregoing payments and revise the repayment terms. A copy of the amended and restated Note is attached hereto as Exhibit D.

        4. HEALTH INSURANCE. To the extent provided by the federal COBRA law or, if applicable, state insurance laws, and by the Company's current group health insurance policies, you will be eligible to continue your group health insurance benefits at your own expense. Later, you may be able to convert to an individual policy through the provider of the Company's health insurance, if you wish.

        5. STOCK OPTIONS. Pursuant to the terms of your stock options, and the Company's 1992 Stock Option Plan (the "Plan"), vesting of your stock options ceased on the Separation Date. Your right to exercise any vested shares, and all other rights and obligations with respect to your stock options, are set forth in your stock option grant notices, stock option agreements, and the Plan.

        6. OTHER COMPENSATION OR BENEFITS. You acknowledge that, except as expressly provided in this Agreement, you will not receive any additional compensation, severance or benefits after the Separation Date.

        7. EXPENSE REIMBURSEMENTS. You agree that, within thirty (30) days of the Separation Date, you will submit your final documented expense reimbursement statement reflecting all business expenses you incurred through the Separation Date, if any, for which you seek reimbursement. The Company will reimburse you for these expenses pursuant to its regular business practice.

        8. RETURN OF COMPANY PROPERTY. By the Effective Date, you agree to return to the Company all Company documents (and all copies thereof) and other Company property that you have had in your possession at any time, including, but not limited to, Company files, notes, drawings, records, business plans and forecasts, financial information, specifications, computer-recorded information, tangible property (including, but not limited to, computers), credit cards, entry cards, identification badges and keys; and, any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof) ("Company Property"). You also represent that you will perform a good faith search to ensure that you are no longer in possession or control of any Company Property after the Effective Date. Notwithstanding the foregoing, as part of this Agreement, the Company will allow you to keep the laptop the Company issued you to perform your job duties. However, you will only be allowed to keep the laptop computer if you return it to the Company by the Effective Date so that the Company can remove all Company data, files, and other property from the laptop before it returns the computer to you. The Company will also allow you to keep the cellular telephone the Company issued you to perform your job duties.

        9. TRANSITION CONSULTING. After the Separation Date and through November 1, 2002, the Company may engage you from time to time as a consultant regarding patent and other technology issues ("Consulting Period"). Should the Company utilize you to perform transition consulting services it will be pursuant to the terms below.

                (a) CONSULTING SERVICES. During the Consulting Period, you agree to make yourself available, by telephone or in person, to provide consulting services on patent and other technology issues (the "Consulting Services") to the Company as requested by the Company's CEO, or by any other officer or director designated by the Board. You agree to exercise the highest degree of professionalism and to utilize your expertise and creative talents in performing the Consulting Services.

                (b) CONSULTING FEES. The Company will pay you at a rate of $100.00 per hour for these services. Because you will be an independent contractor, the Company will not withhold or deduct taxes or other customary employee withholdings from your Consulting Fees. You will be solely responsible for all tax revenues and payments required to be filed with or made to any federal, state, or local tax authority with respect to the Consulting Fees. The Company will report any Consulting Fees paid to you by filing a Form 1099-MISC with the Internal Revenue Service as required by law.

                (c) NO AGENCY OR EMPLOYMENT RELATIONSHIP. During the Consulting Period, you will not be allowed on Company premises unless specifically requested by the Board or CEO. During the Consulting Period, you will be an independent contractor and you will not be considered an agent or an employee of the Company; you will not have authority to make any representation, contract, or commitment on behalf of the Company and you shall not purport to have any such authority. In addition, you will not be entitled to any of the benefits which the Company may make available to its employees, such as group insurance, workers' compensation insurance coverage, profit sharing, or retirement benefits. You will be solely responsible for payment of any and all expenses incurred by you in performing the Services, except as incurred at the request of the Company and approved in advance by the CEO, or by an officer or director designated by the Board.

                (d) PROTECTION OF COMPANY INFORMATION. You agree that, during the Consulting Period and thereafter, other than in the course of performing the Services, you will not use or disclose any confidential or proprietary information or materials of the Company which you obtain or develop in the course of performing the Services, except with the advance written authorization of the Company's CEO. Any and all work product you create in connection with the Services will be the sole and exclusive property of the Company. You hereby assign to the Company, to the fullest extent permitted by law, all right, title, and interest in all inventions, techniques, processes, materials, and other intellectual property developed in the course of performing the Services.

        10. PROPRIETARY INFORMATION OBLIGATIONS. Both during and after your employment you acknowledge your continuing obligations under your Employee Invention Agreement not to use or disclose any confidential or proprietary information of the Company without prior written authorization from a duly authorized representative of the Company. A copy of your Employee Invention Agreement is attached hereto as Exhibit E.

        11. CONFIDENTIALITY. The provisions of this Agreement will be held in strictest confidence by you and the Company and will not be publicized or disclosed in any manner whatsoever; provided, however, that: (a) you may disclose this Agreement to your immediate family; (b) the parties may disclose this Agreement in confidence to their respective attorneys, accountants, auditors, tax preparers, and financial advisors; (c) the Company may disclose this Agreement as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; and (d) the parties may disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law. In particular, and without limitation, you agree not to disclose the terms of this Agreement to any current or former Company employee.

        12. NONDISPARAGEMENT. Both you and the Company agree not to disparage the other party, and the other party's officers, directors, employees, shareholders and agents, in any manner likely to be harmful to them or their business, business reputation or personal reputation; provided that both you and the Company will respond accurately and fully to any question, inquiry or request for information when required by legal process.

        13. RELEASE. You hereby release, acquit and forever discharge the Company, its officers, directors, agents, servants, employees, attorneys, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the date this Agreement is signed, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with your employment with the Company or the termination of that employment; claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law, statute or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Americans with Disabilities Act of 1990; the federal Age Discrimination in Employment Act of 1967, as amended (the "ADEA"); the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; harassment; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing.

        14. ADEA WAIVER. You acknowledge that you are knowingly and voluntarily waiving and releasing any rights you may have under the ADEA, and that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which you were already entitled. You further acknowledge that you have been advised that: (a) your waiver and release do not apply to any claims that may arise after the date you sign this Agreement; (b) you should consult with an attorney prior to executing this Agreement; (c) you have twenty-one (21) days to consider this Agreement (although you may choose voluntarily to execute this Agreement earlier); (d) you have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (e) this Agreement will not be effective until the date upon which the revocation period has expired, which will be the eighth day after this Agreement is executed by you (the "Effective Date").

        15. SECTION 1542 WAIVER. YOU UNDERSTAND THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. In giving this release, which includes claims that may be unknown to you at present, you acknowledge that you have read and understand Section 1542 of the California Civil Code which reads as follows:
"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." You expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to your release of any unknown or unsuspected claims you may have against the Company.

        16. FURTHER ASSURANCES. You agree to execute and deliver such other documents and instruments, and take such other actions as may be required and which may be necessary to consummate the transactions contemplated herein and to otherwise effectuate the agreements herein, including without limitation, executing (and causing to be acknowledged where appropriate) the exhibits hereto.

        17. MISCELLANEOUS. This Agreement, including exhibits, constitutes the complete, final and exclusive embodiment of the entire agreement between you and the Company with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Agreement may not be modified or amended except in a writing signed by both you and a duly authorized officer of the Company. This Agreement will bind the heirs, personal representatives, successors and assigns of both you and the Company, and inure to the benefit of both you and the Company, their heirs, successors and assigns. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement and the provision in question will be modified by the court so as to be rendered enforceable. This Agreement will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of California as applied to contracts made and to be performed entirely within California. You are advised by the Company to seek independent legal advice with respect to tax issues pertaining to the provisions of this Agreement and the documents attached hereto.

If this Agreement is acceptable to you, please sign below and return the originals of both to me.

I wish you good luck in your future endeavors.

Sincerely,

LYNX THERAPEUTICS, INC.


By:  /s/ Kathy A. San Roman
     ---------------------------------------------------
        Kathy A. San Roman
        Vice President, Human Resources & Administration


Exhibit A -- Letter of Resignation
Exhibit B -- Letter of Resignation to Axaron Bioscience AG
Exhibit C -- Loan Agreement
Exhibit D -- Amended Note
Exhibit E -- Employee Invention Agreement

AGREED:


/s/  Norman Russell                               DATE: 12 July 2002
--------------------------------------------            ------------------------
Norrie Russell, Ph.D.

                                    EXHIBIT A

                              LETTER OF RESIGNATION

Mr. Craig C. Taylor
Chairman of the Board
Lynx Therapeutics, Inc.
25861 Industrial Boulevard
Hayward, CA  94545


Dear Craig:

        As we have discussed, I have resigned as Chief Executive Officer, Director, and from any other position or office that I may hold with Lynx Therapeutics, Inc., effective as of May 31, 2002.



                                            Sincerely,

                                            /s/ Norman Russell

                                            Norrie Russell, Ph.D.

                                    EXHIBIT B

                  LETTER OF RESIGNATION TO AXARON BIOSCIENCE AG

Dr. Alfred Bach
President & CEO
Axaron Bioscience AG
Im Neuenheimer Feld 515
69120 Heidelberg


Dear Alfred:

        I hereby resign as Director and any other position or office that I may hold with Axaron Bioscience AG, effective as of May 31, 2002.



                                            Sincerely,

                                            /s/ Norman Russell

                                            Norrie Russell, Ph.D.

                                    EXHIBIT C

                                 LOAN AGREEMENT

                      DO NOT DESTROY THIS NOTE: WHEN PAID,
                    THIS NOTE AND DEED OF TRUST SECURING SAME
                           MUST BE SURRENDERED BEFORE
                            RECONVEYANCE WILL BE MADE


                           PROMISSORY NOTE SECURED BY
                                  DEED OF TRUST

$250,000                                                     HAYWARD, CALIFORNIA

                                                                NOVEMBER 8, 1999


        FOR VALUE RECEIVED, the undersigned, Norman J. W. Russell, Ph.D. ("Maker"), hereby promises to pay to the order of Lynx Therapeutics, Inc. ("Payee"), at 25861 Industrial Blvd., Hayward, CA 94545, or to such other place as the holder hereof may from time to time designate by written notice to Maker, in lawful money of the United States of America, the sum of Two Hundred Fifty Thousand Dollars ($250,000).

        1. The entire unpaid principal balance plus accrued interest thereon shall become due and payable upon the earlier of (i) the date of sale, exchange, conveyance, encumbrance, hypothecation or other transfer by Maker of real property at 60 Hillmont Place, Danville, CA 94526 or (ii) Norman J. W. Russell ceases to be a full time employee of Lynx Therapeutics, Inc. or an affiliate thereof.

        2. Interest shall accrue hereon from the date of this Note until paid, at the rate of 6.02% per annum on the principal balance remaining from time to time unpaid, compounded annually. Accrued interest shall be due and payable when principal becomes due and payable in lawful tender of the United States of America.

        3. The principal and related accrued interest thereon will be forgiven on the following terms: Fifty Percent (50%) of principal plus accrued interest thereon shall be forgiven at the end of two years of full-time employment; an additional Twenty-five Percent (25%) of principal plus accrued interest thereon will be forgiven at the end of three years of full-time employment; and the remaining Twenty-five Percent (25%) of principal plus accrued interest thereon will be forgiven at the end of four years of full-time employment.


        4. The entire unpaid principal balance plus accrued interest thereon at the election of Payee, becomes immediately due and payable upon the occurrence of any of the following, if any of these events occur prior to the end of four years of full-time employment by Norman J. W. Russell:

               (a) Any failure on the part of the Maker to make any payment when the same is due and to cure such default within five (5) days after notice is given by Payee.

               (b) Any failure on the part of Maker (i) to perform or observe any of their obligations under any of the "Loan Documents" (hereinafter defined), and (ii) to commence and proceed diligently to cure such default within ten (10) days after written notice thereof is given by Payee, and in any event to cure such default within thirty (30) days after the date on which such notice is given.

               (c) The sale, exchange, conveyance, encumbrance, hypothecation or other transfer of the real property subject to the Deed of Trust (hereinafter defined), or any part thereof or interest therein, or the entering into by Maker of any contract or agreement to do so.

               (d) The filing by Maker of a voluntary petition in bankruptcy, a petition for reorganization, arrangement or other relief under federal or state bankruptcy laws, or a voluntary petition for the appointment of a receiver or for other relief under the Laws of any state, or the making by Maker of an assignment of all or substantially all of its assets for the benefit of creditors.

               (e) The adjudication of Maker as a bankrupt or insolvent, the appointment of a receiver of all or substantially all of Maker's assets, or the entry of an order of the reorganization of Maker under applicable federal or state bankruptcy laws, if such adjudication, order or appointment is made upon a petition filed against Maker and is not, within sixty (60) days after it is made, vacated or stayed on appeal or otherwise, or if Maker by any action or failure to act signifies its approval thereof, consent thereto or acquiescence therein.

        5. In the event of any failure on the part of Maker to make any payment when due, whether at maturity, as herein provided, or by reason of acceleration of maturity under the terms of paragraphs 4 and 9 hereof, Payee shall be entitled to recover from Maker all costs of effecting collection of the same, including reasonable attorney's fees and all costs of collection, whether suit be brought or not.

        6. Maker may prepay all or any part of the monies due hereunder without penalty.

        7. Any notice to either party hereto may be given by delivering the same in writing to such person, or by sending the same by registered or certified mail, postage prepaid, to the following mailing addresses or to any other mailing addresses within the State of California of which the parties notify each other:

                  MAKER:     Norman J. W. Russell, Ph.D.
                             60 Hillmont Place
                             Danville, CA  94526

                  PAYEE:     Lynx Therapeutics Inc.
                             25861 Industrial Blvd.
                             Hayward, CA  94545
                             Attn: Chief Financial Officer

        8. This Note is secured by (i) a certain Second Deed of Trust of even date herewith (the "Deed of Trust"), covering certain real property located at 60 Hillmont Place, Danville, CA 94526 and more fully described in Exhibit A to the Deed of Trust.

        The Deed of Trust and all other documents now and/or hereinafter issued in connection with the loan evidenced hereby are herein collectively referred to as the "Loan Documents".

        9. In the event that Maker, without the prior written consent of Payee sells, exchanges, conveys, encumbers, hypothecates or otherwise transfers the real property covered by the Deed of Trust or any interest therein or portion thereof, or agrees to do so, Payee may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to grant or withhold such consent to future or successive transactions, at Payee's sole discretion. Not withstanding the above, Maker shall not refinance the subject property without the prior written consent of Payee, which consent shall not be withheld unreasonably.

        10. In the event that any one or more of the provisions contained in this Note or any of the Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or any of the Loan Documents, but this Note and the Loan Documents shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein or therein.

        11. Any failure of the Payee to exercise or enforce any right hereunder or under any of the Loan Documents shall not constitute a waiver of such right. All rights of the Payee hereunder or under the Loan Documents shall be cumulative and not alternative and shall be in addition to any other rights and remedies granted to the Payee pursuant to any other agreement, by statute, or by law.

        12. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

        13. This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of California and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

        14. The obligations of the undersigned under the Loan Documents shall be joint and several.

        WITNESS, the undersigned has executed this Note, with the intent of being legally bound, effective as of the date first set forth above.




/s/  Norman Russell
----------------------------------------
Norman J. W. Russell, Ph.D.

                                    EXHIBIT D

                            AMENDED AND RESTATED NOTE

                 AMENDED AND RESTATED PROMISSORY NOTE SECURED BY
                                  DEED OF TRUST

$77,355.07                                                          JULY 9, 2002
                                                             Hayward, California

        This AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST ("NOTE") amends and restates that certain Promissory Note Secured by Deed of Trust in the principal amount of $250,000, executed on November 8, 1999, in Hayward California by NORMAN J. W. RUSSELL ("BORROWER") in favor of LYNX THERAPEUTICS, INC., a Delaware corporation ("LENDER").

        Pursuant to the forgiveness provisions the original terms of the Note and a payment of principal under a work separation agreement between Borrower and Lender the outstanding principal amount of the Note has been reduced.

        Accordingly, Borrower hereby unconditionally promises to pay to the order of Lender, in lawful money of the United States of America and in immediately available funds the principal amount of Seventy-seven Thousand Three Hundred fifty-five and 07/100 Dollars ($77,355.07) together with all accrued and unpaid interest thereon, if any (the "LOAN") in accordance with the terms and conditions hereof.

        1. SECURITY. This Note is secured by that certain Deed of Trust with Assignment of Rents executed by Borrower and Borrower's spouse in favor of Lender, as beneficiary and of even date herewith (as the same may from time to time be amended, modified, supplemented, or restated, the "DEED OF TRUST"), encumbering that certain real property located at 60 Hillmont Place, Danville, California, as more particularly described therein (the "PROPERTY"). Borrower hereby represents and warrants that, as of the date of this Note: (a) Borrower and Borrower's spouse are the sole and lawful fee owners of the Property, (b) the fair market value of the Property exceeds the aggregate amount of all indebtedness secured by liens upon the Property, and (c) this Note is not for consumer, family or household purposes as that term is defined and used in
Article XV of the California Constitution.

        2. PRINCIPAL REPAYMENT.

               (a) The Loan shall be due and payable in accordance with the following schedule: one half (1/2) of the then outstanding principal plus all accrued interest thereon shall be due and payable on September 30, 2002, and the remaining balance of the outstanding principal plus all accrued interest thereon shall be due and payable on December 30, 2002. Notwithstanding the foregoing, the entire outstanding principal balance of the Loan plus all accrued interest shall be due and payable in full immediately upon any Event of Default (as defined in Section 7 below).

               (b) This Note is subject to Section 2966 of the Civil Code, which provides that the Lender shall give written notice of the following to Borrower at least 90 and not more than 150 days before the natural due date:(i) the name and address to whom the payment is required to be paid, (ii) the date on which the payment is required to be paid, (iii) the amount due at time of payment, and (iv) confirmation that Borrower does not have a right to refinance the Note with Lender; provided, however, the foregoing provisions of this section 2(b) shall be inapplicable to an accelerated due date arising from an Event of Default.

        3. INTEREST RATE. Until paid in full, this Note shall bear interest at the rate of 6.02% compounded annually.

        4. DEFAULT INTEREST. Upon the occurrence of an Event of Default, at the Lender's option, the outstanding principal balance shall immediately begin to accrue interest at a rate equal to fifteen percent (15.0%) compounded continuously.

        5. APPLICATION OF PAYMENTS. Any payment on this Note shall be applied first to accrued interest, then to other amounts owing hereunder, and thereafter to the outstanding principal balance hereof. Any payment due hereunder shall be paid to Lender at the address for notices below. Any amount payable hereunder shall be due and payable without set-off, deduction, or counter-claim.

        6. PREPAYMENT. Subject to Section 5 above, Borrower may prepay the outstanding principal balance of this Note in whole or in part, without penalty, at any time.

        7. DEFAULT AND REMEDIES.

               (a) DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder: (i) Borrower fails to pay timely any amounts due under this Note on the date the same becomes due and payable, (ii) Borrower breaches any covenant, representation, warranty, or agreement under this Note or any other agreement with Lender, (iii) Borrower defaults on any of its obligations under the Deed of Trust or any other instrument evidencing or securing this Note, (iv) Borrower defaults on any of its obligations under any mortgage, deed of trust, encumbrance or lien respecting the Property, which is senior to the Deed of Trust, (v) Borrower dies, (vi) Borrower files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, (vii) an involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days of filing) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower, or (viii) Borrower transfers, directly or indirectly, of all or any part of the Property, whether by sale, lease, assignment, mortgage or otherwise, voluntarily or involuntarily.

               (b) REMEDIES. Upon the occurrence of an Event of Default, all outstanding principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to Sections 7(a)(vi) and (vii) above, automatically, be immediately due and payable. Lender shall have all rights and may exercise any remedies available to it under the Deed of Trust or at law or in equity, successively or concurrently.



                                       2.

        8. NOTICE. All notices or other communications required or given hereunder shall be in writing and shall be deemed effectively given when presented personally or on the date of receipt (or refusal of delivery) if sent by courier service or U.S. Mail (certified or registered, postage prepaid, return receipt requested) to the parties at the addresses given below or such other addresses as the parties may hereafter designate in writing. The date shown on the courier's confirmation of delivery or return receipt shall be conclusive as to the date of receipt.

               BORROWER:     Norman J.W. Russell
                             60 Hillmont Place
                             Danville, CA 94526

               LENDER:       Lynx Therapeutics, Inc.
                             25861 Industrial Boulevard
                             Hayward, California, 94545
                             Attn: Vice President, Human Resources

        9. MAXIMUM LEGAL RATE OF INTEREST. All agreements between Borrower and Lender, whether now existing or hereafter arising, are hereby limited so that in no event shall the interest charged hereunder or agreed to be paid to Lender exceed the maximum amount permitted under applicable law. Lender shall be entitled to amortize, prorate and spread throughout the full term of this Note all interest paid or payable so that the interest paid does not exceed the maximum amount permitted under applicable law. If Lender ever receives interest or anything deemed interest in excess of the maximum amount permitted under applicable law, an amount equal to such excess shall be applied to the reduction of the principal balance, and to the extent it exceeds the unpaid balance of principal hereof, the remainder shall be refunded to Borrower. If interest otherwise payable to Lender would exceed the maximum amount permitted under applicable law, the interest payable shall be reduced to the maximum amount permitted under applicable law. This section shall control all agreements between Borrower and Lender in connection with the indebtedness evidenced hereby.

        10. WAIVER. Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor, acceleration, intent to accelerate, and nonpayment of this Note and agrees to pay all costs of collection when incurred, including, without limitation attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the fullest extent permitted by law.

        11. USE OF PROCEEDS; NON-TRANSFERABLE. The right of Borrower to request and receive the Loan hereunder, as well as the other benefits under this Note, shall not be assignable or otherwise transferable by Borrower.

        12. MISCELLANEOUS.

               (a) This Note may be modified only by a written agreement executed by Borrower and Lender.

               (b) The terms of this Note shall inure to the benefit of and bind Borrower and Lender and their respective heirs, legal representatives and successors and assigns.



                                       3.

               (c) Time is of the essence with respect to all matters set forth in this Note.

               (d) If this Note is destroyed, lost or stolen, Borrower will deliver a new note to Lender on the same terms and conditions as this Note with a notation of the unpaid principal in substitution of the prior Note. Lender shall furnish to Borrower reasonable evidence that the Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by Borrower in connection with the replacement of this Note.

               (e) If any provision of this Note shall be held to be invalid or unenforceable, such determination shall not affect the remaining provisions of this Note.

               (f) If this Note is now, or hereinafter shall be, signed by more than one party or person, it shall be the joint and several obligation of such parties or persons and shall be binding upon such parties or persons and upon their respective successors and assigns.

        13. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

        IN WITNESS WHEREOF, Borrower has executed this Secured Promissory Note as of the date and year first above written.



                                    BORROWER:

                                    /s/  Norman Russell
                                    --------------------------------------------
                                    NORMAN J.W. RUSSELL



                                       4.

WHEN RECORDED MAIL TO:

Lynx Therapeutics, Inc.
25861 Industrial Boulevard
Hayward, California, 94545
Attn: Vice President, Human Resources

--------------------------------------------------------------------------------
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE



                     DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                  (SHORT FORM)


This DEED OF TRUST, made July 9, 2002, between NORMAN J. W. RUSSELL and JANE RUSSELL, husband and wife HEREIN COLLECTIVELY called TRUSTOR, whose address is 60 Hillmont Place, Danville, California, 94526,

FIRST AMERICAN TITLE COMPANY, herein called TRUSTEE, and

LYNX THERAPEUTICS, INC. a Delaware corporation, herein called BENEFICIARY.

WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the

City of Danville, County of Contra Costa, State of California, described as:



    SEE LEGAL DESCRIPTION ATTACHED HERETO AS EXHIBIT A AND MADE A PART HEREOF




together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits for the Purpose of Securing
(1) payment of the sum of $77,355.07 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Norman J.W. Russell, payable to order of Beneficiary, and extensions or renewals thereof,
(2) the performance of each agreement of Trustor incorporated by reference or contained herein, and (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or Trustor's successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:



                                       1.

COUNTY          BOOK     PAGE      COUNTY       BOOK      PAGE      COUNTY            BOOK      PAGE     COUNTY       BOOK

                PAGE
ALAMEDA         1288     556       KINGS        858       713       PLACER            1028      379      SIERRA       38       187
ALPINE          3        130-31    LAKE         437       110       PLUMAS            166       1307     SISKIYOU     506      762
AMADOR          133      438       LASSEN       192       367       RIVERSIDE         3778      347      SOLANO       1287     621
BUTTE           1330     513       LOS          T-3878    874       SACRAMENTO        5039      124      SONOMA       2067     427
                                   ANGELES
CALAVERAS       185      338       MADERA       911       136       SAN BENITO        300       405      STANISLAUS   1970     56
COLUSA          323      391       MARIN        1849      122       SAN BERNARDINO    6213      768      SUTTER       655      585
CONTRA COSTA    4684     1         MARIPOSA     90        453       SAN FRANCISCO     A-804     596      TEHAMA       457      183
DEL NORTE       101      549       MENDOCINO    667       99        SAN JOAQUIN       2855      283      TRINITY      108      595
EL DORADO       704      635       MERCED       1660      753       SAN LUIS          1311      137      TULARE       2530     108
                                                                    OBISPO
FRESNO          5052     623       MODOC        191       93        SAN MATEO         4778      175      TUOLUMNE     177      160
GLENN           469      76        MONO         69        302       SANTA BARBARA     2065      881      VENTURA      2607     237
HUMBOLDT        801      83        MONTEREY     357       239       SANTA CLARA       6626      664      YOLO         769      16
IMPERIAL        1189     701       NAPA         704       742       SANTA CRUZ        1638      607      YUBA         398      693
INYO            165      672       NEVADA       363       94        SHASTA            800       633
KERN            3756     690       ORANGE       7182      18        SAN DIEGO SERIES 5 BOOK 1964, PAGE 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties, and printed on Pages 3 and 4 hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.

The undersigned Trustor, requests that a copy of any Notice of Default and any Notice of Sale hereunder be mailed to Trustor at the address hereinbefore set forth.

SEE ADDENDUM 1 AND ADDENDUM 2 ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE FOR ADDITIONAL PROVISIONS.

Signature of Trustor


/s/  Norman Russell
--------------------------------------------
Norman J. W. Russell


/s/  Jane Russell
--------------------------------------------
Jane Russell


                      (Signatures need to be acknowledged)



                                       2.

                                  DO NOT RECORD

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

    To protect the security of this Deed of Trust, Trustor agrees:

        To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

        To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

        To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

        To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

        To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

    It is mutually agreed:

        That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such monies received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

        That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

        That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

        That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

        That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any



                                       3.

security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

        That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

        That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

        That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.




DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE

TO FIRST AMERICAN TITLE INSURANCE COMPANY, TRUSTEE:

        The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

        Dated
             -------------------------

                                          --------------------------------------

                                          --------------------------------------
Please mail Deed of Trust,
                          ------------------------------------------------------
Note and Reconveyance to
                        --------------------------------------------------------
Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.



                                       4.

                                   ADDENDUM 1
                                       TO
                                  DEED OF TRUST


                              ADDITIONAL PROVISIONS

Trustor also agrees that it shall not encumber, hypothecate, sell, assign, or otherwise transfer the property above described, and the performance of such agreement is one of the purposes secured by this Deed of Trust.



                                       5.

                                   ADDENDUM 2
                                       TO
                                  DEED OF TRUST

        1. DEFINITIONS. As used in this Addendum:

               (a) "THIRD PARTY SECURED OBLIGATION" means any obligation which is required to be performed by Borrower (as defined below) under this Deed of Trust or which is secured by this Deed of Trust:

               (b) "CO-OWNER" means Jane Russell; and

               (c) "BORROWER" means Norman J.W. Russell.

        As used herein, "BENEFICIARY" shall mean Beneficiary (as defined in the Deed of Trust) or Trustee (as defined in the Deed of Trust) if acting on behalf of Beneficiary (as defined in the Deed of Trust). All other capitalized words are used herein as they are defined in the attached Deed of Trust.

        2. RIGHTS OF BENEFICIARY. Co-Owner authorizes Beneficiary to perform any or all of the following acts at any time in its sole discretion, all without notice to Co-Owner and without affecting Beneficiary's rights or Co-Owner's obligations under this Deed of Trust:

               (a) Beneficiary may alter any terms of the Third Party Secured Obligation or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Third Party Secured Obligation or any part of it;

               (b) Beneficiary may take and hold any additional security for the Third Party Secured Obligation, accept substituted security for that obligation, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security;

               (c) Beneficiary may direct the order and manner of any sale of all or any part of any security now or later to be held for the Third Party Secured Obligation, and Beneficiary may also bid at any such sale;

               (d) Beneficiary may apply any payments or recoveries from Borrower or any other source, and any proceeds of any security, to the Third Party Secured Obligation in such manner, order and priority as Beneficiary may elect, whether that obligation is secured by this Deed of Trust or not at the time of the application;

               (e) Beneficiary may release Borrower of Borrower's liability for the Third Party Secured Obligation or any part of it;

               (f) Beneficiary may substitute, add or release any one or more guarantors or endorsers; and



                                       6.

               (g) In addition to the Third Party Secured Obligation, Beneficiary may extend other credit to Borrower, and may take and hold security for the credit so extended, all without affecting Beneficiary's rights or Co-Owner's liability under this Deed of Trust.

        3. DEED OF TRUST TO BE ABSOLUTE. Co-Owner expressly agrees that until each and every term, covenant and condition of this Deed of Trust and the Third Party Secured Obligation is fully performed, Co-Owner shall not be released by or because of:

               (a) Any act or event which might otherwise discharge, reduce, limit or modify Co-Owner's obligations under this Deed of Trust;

               (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Beneficiary, or its failure to proceed promptly or otherwise as against Borrower, any other person or any security;

               (c) Any action, omission or circumstance which might increase the likelihood that Co-Owner may be called upon to perform under this Deed of Trust or which might affect the rights or remedies of Co-Owner as against Borrower; and

               (d) Any dealings occurring at any time between Borrower and Beneficiary, whether relating to the Third Party Secured Obligation or otherwise.

        Co-Owner hereby expressly waives and surrenders any defense to Co-Owner's liability under this Deed of Trust based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Deed of Trust that the obligations of Co-Owner under it shall be absolute and unconditional under any and all circumstances.

        4. CO-OWNER'S WAIVERS. Co-Owner waives:

               (a) All statutes of limitations as a defense to any action or proceeding brought against Co-Owner by Beneficiary, to the fullest extent permitted by law;

               (b) Any right it may have to require Beneficiary to proceed against Borrower, proceed against or exhaust any other security held from Borrower, or pursue any other remedy in Beneficiary's power to pursue;

               (c) Any defense based on any claim that Co-Owner's obligations exceed or are more burdensome than those of Borrower;

               (d) Any defense based on: (i) any legal disability of Borrower,
(ii) any release, discharge, modification, impairment or limitation of the liability of Borrower to Beneficiary from any cause, whether consented to by Beneficiary or arising by operation of law or from any bankruptcy or other voluntary of involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("INSOLVENCY PROCEEDING") and (iii) any rejection or disaffirmance of the Third Party Secured Obligation, or any part of it, or any security held for it, in any such Insolvency Proceeding;



                                       7.

               (e) Any defense based on any action taken or omitted by Beneficiary in any Insolvency Proceeding involving Borrower, including any election to have Beneficiary's claim allowed as being secured, partially secured or unsecured, any extension of credit by Beneficiary to Borrower in any Insolvency Proceeding, and the taking and holding by Beneficiary of any security for any such extension of credit;

               (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Deed of Trust, and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

               (g) Any defense based on or arising out of any defense that Borrower may have to the payment or performance of the Third Party Secured Obligation or any part of it;

               (h) All rights and defenses that the Co-Owner may have because the Third Party Secured Obligation is secured by real property, which means, among other things:

                    (i) The Beneficiary may foreclose under this Deed of Trust without first foreclosing on any other real or personal property collateral; and

                    (ii) If the Beneficiary forecloses on any real property collateral pledged as collateral:

                         (1) The amount of the Third Party Secured Obligation
may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                         (2) The Beneficiary may foreclose pursuant to this Deed
of Trust even if the Beneficiary, by foreclosing on the real property collateral, has destroyed any right the Co-Owner may have to collect from the Borrower; and

                    (i) The Co-Owner waives all rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure, has destroyed the Co-Owner's rights of subrogation and reimbursement against the Borrower by the operation of
Section 580d of the California Code of Civil Procedure or otherwise.

        This is an unconditional and irrevocable waiver of any rights and defenses the Co-Owner may have because the Third Party Secured Obligation is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

        5. WAIVERS OF SUBROGATION AND OTHER RIGHTS.

               (a) Upon a default by Borrower, Beneficiary in its sole discretion, without prior notice to or consent of Co-Owner, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Third Party Secured Obligation, (ii) accept a transfer of any such security in lieu of foreclosure, (iii)



                                       8.

compromise or adjust the Third Party Secured Obligation or any part of it or make any other accommodation with Borrower or Co-Owner, or (iv) exercise any other remedy against Borrower or any security. No such action by Beneficiary shall release or limit the liability of Co-Owner, who shall remain liable under this Deed of Trust after the action, even if the effect of the action is to deprive Co-Owner of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Beneficiary, whether contractual or arising by operation of law or otherwise. Co-Owner expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Beneficiary or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Third Party Secured Obligation.

               (b) Regardless of whether Co-Owner may have made any payments to Beneficiary, Co-Owner hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid to Beneficiary, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Beneficiary may have against Borrower, and (iii) all rights to participate in any security now or later to be held by Beneficiary for the Third Party Secured Obligation. The waivers given in this Section 5(b) shall be effective until the Third Party Secured Obligation has been paid and performed in full.

               (c) Co-Owner understands and acknowledges that if Beneficiary forecloses judicially or nonjudicially against any real property security for the Third Party Secured Obligation, that foreclosure could impair or destroy any ability that Co-Owner may have to seek reimbursement, contribution, and indemnification from Borrower or others based on any right Co-Owner may have of subrogation, reimbursement, contribution or indemnification. Co-Owner further understands and acknowledges that in the absence of this Deed of Trust, such potential impairment or destruction of Co-Owner's rights, if any, may entitle Co-Owner to assert a defense to this Deed of Trust based on Section 580d of the California Code of Civil Procedure as defined in Union Bank v. Gradsky, 265 Cal.App.2d 40 (1968). By executing this Deed of Trust, Co-Owner freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that Co-Owner will be fully liable under this Deed of Trust even though Beneficiary may foreclose judicially or nonjudicially against any real property security for the Third Party Secured Obligation, (ii) agrees that Co-Owner will not assert that defense in any action or proceeding which Beneficiary may commence to enforce this Deed of Trust, (iii) acknowledges and agrees that the rights and defense that Co-Owner may have or be entitled to assert based upon or arising out of any one or more Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code, and (iv) acknowledges and agrees that Beneficiary is relying on this waiver in making the Third Party Secured Obligation, and that this waiver is a material part of the consideration which Beneficiary is receiving for making the Third Party Secured Obligation.

        6. REVIVAL AND REINSTATEMENT. If Beneficiary is required to pay, return or restore to Borrower or any other person any amounts previously paid on the Third Party Secured Obligation because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, the obligations of Co-Owner shall be reinstated and revived and the rights of Beneficiary shall continue with regard to such amounts, all as though they had never been paid.



                                       9.

        7. INFORMATION REGARDING BORROWER. Before signing this Deed of Trust, Co-Owner understands and acknowledges that Co-Owner is aware of the financial condition and business operations of Borrower and such other matters as Co-Owner deems appropriate to assure Co-Owner of Borrower's ability to discharge its obligations in connection with the Third Party Secured Obligation. Co-Owner assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrower's ability to pay and perform its obligations to Beneficiary. Beneficiary has no duty to disclose to Co-Owner any information which Beneficiary may have or receive about Borrower's financial condition, business operations, or any other circumstances.



                                      10.

                                    EXHIBIT A
                                       TO
                                  DEED OF TRUST


                        LEGAL DESCRIPTION OF THE PROPERTY


                                   [ATTACHED]



                                      11.

RECORDING REQUESTED BY AND WHEN RECORDED
MAIL TO:

Lynx Therapeutics, Inc.
25861 Industrial Boulevard
Hayward, California, 94545
Attn: Vice President, Human Resources

--------------------------------------------------------------------------------

                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE



                  REQUEST FOR NOTICE UNDER SECTION 2924b CIVIL
                                      CODE

        In accordance with Section 2924b, Civil Code, request is hereby made that a copy of any Notice of Default and a copy of any Notice of Sale under Deed of Trust recorded as instrument No. 1999-0296940-00, on November 10, 1999, Official Records of Contra Costa County, California, and describing land therein as

                    Legal description attached hereto and made a part hereof


executed by Norman J.W. Russell and Jane Russell, husband and wife, as Trustor, in which Washington Mutual Bank, FA is named as Lender/Beneficiary, and California Reconveyance Company, as Trustee, be mailed to Lynx Therapeutics, Inc. at 25861 Industrial Boulevard, Hayward, California, 94545, Attn: Vice President, Human Resources.

The undersigned requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.

Dated:  July 19, 2002
        -------

Lynx Therapeutics, Inc,

By:     /s/ Kathy A. San Roman
   ---------------------------

Its:    Vice President, Human Resources & Administration
    ----------------------------------------------------



                                       1.

RECORDING REQUESTED BY AND WHEN RECORDED
MAIL TO:

Lynx Therapeutics, Inc.
25861 Industrial Boulevard
Hayward, California, 94545
Attn: Vice President, Human Resources

--------------------------------------------------------------------------------

                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE



                  REQUEST FOR NOTICE UNDER SECTION 2924b CIVIL
                                      CODE

        In accordance with Section 2924b, Civil Code, request is hereby made that a copy of any Notice of Default and a copy of any Notice of Sale under Deed of Trust recorded as instrument No. 2000-0094895-00, on May 8, 2000, Official Records of Contra Costa County, California, and describing land therein as

                   Legal description attached hereto and made a part hereof

executed by Norman J.W. Russell and Jane Russell, husband and wife, as Trustor, in which Wells Fargo Bank, N.A. is named as Lender/Beneficiary, and American Securities Company, as Trustee, be mailed to Lynx Therapeutics, Inc. at 25861 Industrial Boulevard, Hayward, California, 94545, Attn: Vice President, Human Resources.

The undersigned requests that a copy of any Notice of Default and of any Notice of Sale hereunder by mailed to him at his address hereinbefore set forth.

Dated:  July 19, 2002
        -------

Lynx Therapeutics, Inc,

By:     /s/  Kathy A. San Roman
   ----------------------------

ITS:    VICE PRESIDENT, HUMAN RESOURCES & ADMINISTRATION
    ----------------------------------------------------



                                       1.

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
-------------------------------------------------------------------------------

STATE OF CALIFORNIA                                )
                                                   )  SS.
COUNTY OF                                          )
          -----------------------------------------

On                  , before me,                                               ,
   -----------------            -----------------------------------------------
         Date                              Name And Title Of Officer
                                       (e.g. "Jane Doe, Notary Public")

personally appeared                                                            ,
                   ------------------------------------------------------------
                                         Name of Signer(s)

[ ] personally known to me -- OR -- [X]   proved to me on the basis of
                                          satisfactory evidence to be the
                                          person(s) whose name(s) is/are
                                          subscribed to the within instrument
                                          and acknowledged to me that
                                          he/she/they executed the same in
                                          his/her/their authorized
                                          capacity(ies), and that by
                                          his/her/their signature(s) on the
                                          instrument the person(s), or the
                                          entity upon behalf of which the
                                          person(s) acted, executed the
                                          instrument.

                                          WITNESS my hand and official seal.



                                          --------------------------------------
                                                Signature of Notary Public

--------------------------------------------------------------------------------

                                    OPTIONAL

   Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

 DESCRIPTION OF ATTACHED DOCUMENT

 Title or Type of Document:
                           -----------------------------------------------------

 Document Date:                           Number of Pages:
               -------------------------                  ----------------------

 Signer(s) Other Than Named Above:
                                  ----------------------------------------------

             CAPACITY(IES) CLAIMED BY SIGNER(S)                         CAPACITY(IES) CLAIMED BY SIGNER(S)

 Signer's Name:                                              Signer's Name:
               ------------------------------------------                  ---------------------------------------

 [ ]Individual                                               [ ]Individual
 [ ]Corporate Officer                                        [ ]Corporate Officer
    Title(s):                                                   Title(s):
              -------------------------------------------                 ----------------------------------------
 [ ]Partner -- [ ] Limited [ ] General                       [ ]Partner -- [ ] Limited [ ] General
 [ ]Attorney-in-Fact                                         [ ]Attorney-in-Fact
 [ ]Trustee                                                  [ ]Trustee
 [ ]Guardian or Conservator            ------------------    [ ]Guardian or Conservator         ------------------
 [ ]Other:                              RIGHT THUMBPRINT     [ ]Other:                           RIGHT THUMBPRINT
           ------------------------        OF SIGNER                  -----------------------       OF SIGNER
                                       ------------------                                       ------------------
           ------------------------     Top of thumb here              ----------------------    Top of thumb here


 Signer is representing:                                     Signer is representing:


 -----------------------------------                         --------------------------------

 -----------------------------------   ------------------    --------------------------------   ------------------



-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                          EMPLOYEE INVENTION AGREEMENT

                             LYNX THERAPEUTICS INC.


                          EMPLOYEE INVENTION AGREEMENT



1. As an employee of Lynx Therapeutics Incorporated (the "Company"), and in consideration of the compensation now and hereafter paid to me, I agree at all times during the term of my employment and thereafter, to hold in strictest confidence, and not to use or to disclose to any person, firm or corporation, without express authorization of an officer of the Company, any information, manufacturing technique, processes, formulas, development or experimental work, work in process, trade secrets or any other proprietary or confidential matter relating to the products, sales or business of the Company.


2. I further agree that I will promptly make full disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and will assign all my right, title and interest to, any and all inventions, discoveries, developments, improvements or trade secrets which I may solely or jointly conceive, develop or reduce to practice, or cause to be conceived, developed or reduced to practice, during the period of time I am in the employ of the Company, except any invention, discovery, development, improvement or trade secret as to which I can prove that:

        a)      it was developed entirely on my own time; and

        b) no equipment, supplies, facility or trade secret of the Company was used in its development; and

        c) (i) it does not relate to the business or actual or demonstrably anticipated research or development of the Company, or (ii) it does not result from any work performed by me for the Company.

        Notwithstanding the foregoing, I also assign to or as directed by the Company all my right, title and interest in and to any and all inventions, discoveries, developments, improvements or trade secrets, full title to which is required to be in the United States by a contract between the Company and the United States or any of its agencies.


3. I agree to execute any proper oath or verify any proper document in connection with carrying out the terms of this agreement. In the event the

        Company is unable (because of my mental or physical incapacity or for any other reason whatsoever) to secure my signature to apply for, or to pursue any application for any United States or foreign letters patent, covering inventions assigned to the Company as stated above, I hereby irrevocably designate and appoint the Company and its duly authorized officer and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent thereon with the same legal force and effect as if executed by me. I have attached hereto a list describing all inventions made by me prior to my employment with the Company belonging to me, relating to the Company's proposed business and products and not assigned to the Company, or, if no such list is attached, I represent that there are no such inventions. I hereby waive and quitclaim to the Company any and all claims of any nature whatsoever which I now or may hereafter have for infringement of any patent or patents resulting from any such applications for letters patent assigned hereunder to the Company.


4. I recognize that the Company may receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe the Company and such third parties during the term of my employment and thereafter a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party) or use it for the benefit of anyone other than for the Company or such third party consistent with the Company's agreement with such third party without the express authorization of an officer of the Company.


5. I further agree that at the time of leaving the employ of the Company, I will deliver to the Company and will not keep in my possession, nor deliver to anyone else, any and all drawings, blueprints, notes, memoranda, specifications, devices, documents, or any other material containing or disclosing any of the matters referred to herein.


6. I agree that I will not during my employment at the Company improperly use or disclose any proprietary information or trade secrets of my former or concurrent employers or companies, if any, and that I shall not bring onto the premises of the Company any unpublished document or any property belonging to my former or concurrent employers or companies, if any, unless consented to in writing by said employers or companies.


7. The provisions of this agreement requiring assignment to the Company do not apply to any invention which qualifies fully under the provisions of
        Section 2870 of the California Labor Code. I will advise the company promptly in writing of any inventions, discoveries, developments, improvement or trade secrets that I believe meet the criteria in subparagraphs 2 a, b, and c above; and I will at that time provide to the Company in writing all evidence necessary to substantiate that belief. I understand that the Company will keep in confidence and will not disclose to third parties without my consent any confidential information disclosed in writing to the company relating to inventions which qualify fully under the provision of Section 2870 of the California Labor Code.


IN WITNESS WHEREOF, I have subscribed my name hereunto this
18th     day of       June                  , 1999.
----           ----------------------------   ----


                                            /s/  Norman Russell
                                            ------------------------------------
                                                         Signature

                                                 Dr. NJW Russell
                                            ------------------------------------
                                                         Print Name


/s/  Cristina Alves
------------------------------------
              Witness